UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2019

VICON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

New York	001-07939	11-2160665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Fell Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 952-2288

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 8 – Other Events

Item 8.01 Other Events.

On January 15, 2019, Vicon Industries, Inc. (the “Company”) issued a press release announcing that it intends to file with the Securities and Exchange Commission (“SEC”) on January 22, 2019, a Form 15 terminating the registration of the Company’s common stock, par value $0.001 per share (the “Common Stock”), thereby suspending its obligations to file periodic and current reports and other filings with the SEC, including annual reports on Form 10-K and quarterly reports on Form 10-Q for fiscal years beginning after September 30, 2018.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on January 15, 2019.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICON INDUSTRIES, INC.

Date: January 22, 2019	By:	/s/ Saagar Govil
	Name:	Saagar Govil
	Title:	Chairman and Chief Executive Officer